                                                                    Exhibit 10.8


                              CONSULTING AGREEMENT

      AGREEMENT made as of this 15 day of September, 1995, by and between RSL Communications, Inc. (the "Company"), a British Virgin Island corporation and Eugene A. Sekulow ("Sekulow").

                                   WITNESSETH:

      WHEREAS, the Company is engaged in the business of international telecommunications; and

      WHEREAS, Sekulow has substantial experience in international telecommunications;

      NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties hereto agree as follows:

      1. Services. Sekulow shall act as a consultant to the Company. Sekulow shall perform general services relating primarily to providing strategic advice to the management and in assisting the Company in (i) identifying investment opportunities; (ii) obtaining operating agreements on behalf of the Company's affiliates; (iii) identifying strategic partners as potential investors in the Company's affiliates; and (iv) identifying key management personnel. During the term of this Agreement, Sekulow shall report directly to Itzhak Fisher, President and Chief Executive Officer of the RSL Communications, Inc.

      2. Term. The term of this Agreement shall commence as of September 1, 1995, and shall continue through August 31,1996 (the "Term"). The Company shall have an option (the "Option") to renew this Agreement, with Sekulow's consent, for an additional one (1) year term. The Option may be executed at any time within ninety (90) days prior to the expiration of the Term by the Company delivering written notice of such exercise to Sekulow. This agreement is terminated immediately in the event of Sekulow's death or disability.

      3. Compensation. In consideration of the Services, the Company shall pay to Sekulow a consulting fee of $6,000 on the first day of each quarter during the Term. Such fee shall serve as a retainer for 10 hours per month of services (the "Service Hours") to be provided by Sekulow. Travel time, time during weekends and holidays shall be included in the "Service Hours." Any additional services above 10 hours must be approved by the Company in writing and the fee for the additional services shall be $300 per hour. If Sekulow cannot meet his commitment of the Service Hours due to his other commitments, the Service Hours shall be adjusted by Sekulow with the consent of the Company. The Company shall not unreasonably withhold its consent, provided that Sekulow will make his best effort to complete his commitment over the Term. In addition, the Company shall grant to Sekulow options to purchase 10,000 shares of the Company's common stock at the end of the Term at a price of the most recent sale of equity prior to the grant of such option.

RSL Communications, Inc.
Eugene A. Sekulow
Page Two


      4. Directorship. In addition, Sekulow shall serve as a Director of the Company, during the Term, with no additional compensation or benefit.

      5. Expenses. The Company shall reimburse Sekulow for all business travel expenses reasonably and necessarily incurred by Sekulow in the performance of his duties hereunder including business class airfare for all domestic travel and foreign travel during day time hours and first class airfare for all foreign travel in excess of eight hours or overnight, but only if and to the extent that Sekulow supplies written documentation of such expense to the Company in such form as the Company may reasonably request. Each first class travel must be approved by the Company.

      6. Relationship. In performing the services provided for hereunder, Sekulow is acting as an independent contractor, Sekulow shall not be deemed by virtue of this Agreement to be the servant, agent or employee of the Company for any purpose whatsoever. It is understood that Sekulow shall not be entitled, as a result of the services to be provided by Sekulow hereunder, to be a member of any group benefit plans available to full-time employees of the Company.

      7. Confidentiality. It is anticipated that during the term of this Agreement, Sekulow will, from time to time, learn confidential, proprietary and/or trade secret information (hereinafter referred to as "information") about the business of the Company and its affiliated entities, including but not limited to the information about the Company's financial, marketing and operational plans and the results of services performed under this Agreement. Sekulow agrees that he will not communicate or disclose any of the information to any other person, firm or other entity or use the information for any purposes other than to accomplish the objectives for which he has been retained, without first obtaining written consent from the Company. The obligations set forth in this paragraph shall not apply to information publicly disclosed by the Company or to information independently developed by others and properly acquired by Sekulow in the ordinary course of its business.

      8. Disclosure. The Company and Sekulow agree not to disclose to, or discuss with, any person any of the terms and conditions of this agreement. Any information regarding Sekulow's relationship to the Company, except his directorship, shall not be disclosed without the written consent of Sekulow.

      9. Governing Law. This Agreement and the rights of the parties hereto shall be deemed to have been made in, and shall be construed and determined in accordance with the laws of, the State of New York.

RSL Communications, Inc.
Eugene A. Sekulow
Page Two


      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first set forth above.
                                        RSL COMMUNICATIONS, INC.

By:  /s/ Eugene A. Sekulow              By:  /s/ Itzhak Fisher
     -------------------------              -------------------------
         Eugene A. Sekulow                       Itzhak Fisher
                                                 President & CEO

                              CONSULTING AGREEMENT

      AGREEMENT made as of this 15 day of September, 1995, by and between RSL Communications, Inc. (the "Company"), a British Virgin Island corporation and Eugene A. Sekulow ("Sekulow").

                                   WITNESSETH:

      WHEREAS, the Company is engaged in the business of international telecommunications; and

      WHEREAS, Sekulow has substantial experience in international telecommunications;

      NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties hereto agree as follows:

      1. Services. Sekulow shall act as a consultant to the Company. Sekulow shall perform general services relating primarily to providing strategic advice to the management and in assisting the Company in (i) identifying investment opportunities; (ii) obtaining operating agreements on behalf of the Company's affiliates; (iii) identifying strategic partners as potential investors in the Company's affiliates; and (iv) identifying key management personnel. During the term of this Agreement, Sekulow shall report directly to Itzhak Fisher, President and Chief Executive Officer of the RSL Communications, Inc.

      2. Term. The term of this Agreement shall commence as of September 1, 1995, and shall continue through August 31, 1996 (the "Term"). The Company shall have an option (the "Option") to renew this Agreement, with Sekulow's consent, for an additional one (1) year term. The Option may be executed at any time within ninety (90) days prior to the expiration of the Term by the Company delivering written notice of such exercise to Sekulow. This agreement is terminated immediately in the event of Sekulow's death or disability.

      3. Compensation. In consideration of the Services, the Company shall pay to Sekulow a consulting fee of $6,000 on the first day of each quarter during the Term. Such fee shall serve as a retainer for 10 hours per month of services (the "Service Hours") to be provided by Sekulow. Travel time, time during weekends and holidays shall be included in the "Service Hours." Any additional services above 10 hours must be approved by the Company in writing and the fee for the additional services shall be $300 per hour. If Sekulow cannot meet his commitment of the Service Hours due to his other commitments, the Service Hours shall be adjusted by Sekulow with the consent of the Company. The Company shall not unreasonably withhold its consent, provided that Sekulow will make his best effort to complete his commitment over the Term. In addition, the Company shall grant to Sekulow options to purchase 10,000 shares of the Company's common stock at the end of the Term at a price of the most recent sale of equity prior to the grant of such option.

RSL Communications, Inc.
Eugene A. Sekulow
Page Two


      4. Directorship. In addition, Sekulow shall serve as a Director of the Company, during the Term, with no additional compensation or benefit.

      5. Expenses. The Company shall reimburse Sekulow for all business travel expenses reasonably and necessarily incurred by Sekulow in the performance of his duties hereunder including business class airfare for all domestic travel and foreign travel during day time hours and first class airfare for all foreign travel in excess of eight hours or overnight, but only if and to the extent that Sekulow supplies written documentation of such expense to the Company in such form as the Company may reasonably request. Each first class travel must be approved by the Company.

      6. Relationship. In performing the services provided for hereunder, Sekulow is acting as an independent contractor, Sekulow shall not be deemed by virtue of this Agreement to be the servant, agent or employee of the Company for any purpose whatsoever. It is understood that Sekulow shall not be entitled, as a result of the services to be provided by Sekulow hereunder, to be a member of any group benefit plans available to full-time employees of the Company.

      7. Confidentialitv. It is anticipated that during the term of this Agreement, Sekulow will, from time to time, learn confidential, proprietary and/or trade secret information (hereinafter referred to as "information") about the business of the Company and its affiliated entities, including but not limited to the information about the Company's financial, marketing and operational plans and the results of services performed under this Agreement. Sekulow agrees that he will not communicate or disclose any of the information to any other person, firm or other entity or use the information for any purposes other than to accomplish the objectives for which he has been retained, without first obtaining written consent from the Company. The obligations set forth in this paragraph shall not apply to information publicly disclosed by the Company or to information independently developed by others and properly acquired by Sekulow in the ordinary course of its business.

      8. Disclosure. The Company and Sekulow agree not to disclose to, or discuss with, any person any of the terms and conditions of this agreement. Any information regarding Sekulow's relationship to the Company, except his directorship, shall not be disclosed without the written consent of Sekulow.

      9. Governing Law. This Agreement and the rights of the parties hereto shall be deemed to have been made in, and shall be construed and determined in accordance with the laws of, the State of New York.

RSL Communications, Inc.
Eugene A. Sekulow
Page Two


      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      11. WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first set forth above.

                                           RSL COMMUNICATIONS, INC.
By: /s/ Eugene A Sekulow                   By: /s/ Itzhak Fisher
    -------------------------              -------------------------
       Eugene A Sekulow                        Itzhak Fisher
                                               President & CEO